UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2020

Mayville Engineering Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-38894	39-0944729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

715 South Street, Mayville, Wisconsin 53050

(Address of principal executive offices, including zip code)

(920) 387-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (d). On December 3, 2020, the Board of Directors of Mayville Engineering Company, Inc. (the “Company”) elected Jennifer J. Kent as a Class II director of the Company to serve for a term to expire at the Company’s 2021 annual meeting of shareholders. Ms. Kent has also been appointed to serve on the Compensation Committee of the Board of Directors.

On December 3, 2020, the Company also announced that Craig E. Johnson will not seek reelection and will retire from the Board of Directors at the end of his current term expiring at the 2021 annual meeting of shareholders.

A copy of the press release announcing the foregoing is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

There is no arrangement or understanding between Ms. Kent and any other persons pursuant to which Ms. Kent was selected as a director. Ms. Kent serves as Executive Vice President of Administration, General Counsel & Secretary of Quad/Graphics, Inc. Quad/Med, LLC, a subsidiary of Quad/Graphics, provides certain health care services to certain employees of the Company. For these health care services, the Company currently pays Quad/Med approximately $22,000 to $30,000 per month.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Prior to the election of Ms. Kent as a new director of the Company as described in Item 5.02 of this Current Report on Form 8-K, the Board of Directors approved an amendment to Section 3.01 of Article III of the Bylaws of the Company to increase the size of the Board of Directors from seven directors to eight directors. This amendment was effective on December 3, 2020.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The exhibits listed in the exhibit index below are being filed herewith.

EXHIBIT INDEX

Exhibit Number

3.1	Amendment to the Bylaws of Mayville Engineering Company, Inc. effective December 3, 2020.

3.2	Bylaws of Mayville Engineering Company, Inc., as amended through December 3, 2020.

99	Press Release of Mayville Engineering Company, Inc., dated December 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYVILLE ENGINEERING COMPANY, INC.

Date: December 4, 2020	By:	/s/ Todd M. Butz
Todd M. Butz
Chief Financial Officer

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